                                                                     EXHIBIT 3.4

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                       Filed 09:00 AM 09/07/2001
                                                               010444667-2382097

                                STATE OF DELAWARE
                            CERTIFICATE OF CONVERSION
                              FROM A CORPORATION TO
                              A LIMITED PARTNERSHIP
                               PURSUANT TO SECTION
                           266 OF THE DELAWARE GENERAL
                                CORPORATION LAW.

      1.) The name of the corporation immediately prior to filing this Certificate is TransCore, Inc.

      2.) The date the Certificate of Incorporation was filed on is March 3, 1994.

      3.) The original name of the corporation as set forth in the Certificate of Incorporation is Syntonic Acquisition Corporation.

      4.) The name of the limited partnership as set forth in the formation is TransCore, L.P.

      5.) The conversion has been approved in accordance with the provisions of
      Section 266.

      6.) The Certificate of Conversion shall be effective as of September 10, 2001.

                                           By: /s/ Claudia F. Wiegand
                                               -------------------------------
                                                 Authorized Officer

                                           Name: Claudia F. Wiegand
                                                 -----------------------------
                                                 Print or Type Signature

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                       Filed 09:00 AM 09/07/2001
                                                             010444667 - 2382097

                                  TRANSCORE, LP

                                STATE OF DELAWARE

                       CERTIFICATE OF LIMITED PARTNERSHIP

            The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

            1.    The name of the limited partnership is TransCore, L.P.

            2. The name and address of the Registered Agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            3. The name and mailing address of each general partner is as follows:

                                               TLP Holdings, LLC
                                                8158 Adams Drive
                                          Liberty Centre, Building 200
                                             Hummelstown, PA 17036

            4. The Certificate of Limited Partnership shall be effective as of 9/10/01.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of TransCore, L.P. as of the 31 day of August, 2001.

                                    TRANSCORE, L.P.
                                    By: TLP Holdings, LLC, its General Partner

                                        By: /s/ Claudia F. Wiegand
                                            ------------------------------------
                                        Name: Claudia F. Wiegand
                                        Title: Executive Vice President

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                       Filed 09:00 AM 10/02/2001
                                                             010490627 - 2382097

                          Certificate of Correction of
                            Certificate of Conversion

            It is hereby certified that:

            1. The name of the limited partnership (hereinafter call the "limited partnership") is TransCore, L.P.

            2. The Certificate of Conversion of the limited partnership, which was filed by the Secretary of the State of Delaware on September 7, 2001 is hereby corrected.

            3. The inaccuracy [defect] to be corrected in said instrument is as follows: The name of the limited partnership is incorrectly set forth in the document.

            4.    The portion of the instrument in corrected form is as follows:
"4.) The name of the limited partnership as set forth in the formation is TransCore, LP."

            IN WITNESS WHEREOF, this Certificate of Correction has been duly executed by a general partner thereunto duly authorized as of the 2d day of October, A.D., 2001.

                                    TRANSCORE, L.P.
                                    By: TLP Holdings, LLC
                                    General Partner

                                    By: /s/ Claudia F. Wiegand
                                        ----------------------------------------
                                        Claudia F. Wiegand
                                        Executive Vice President

                                                               State of Delaware
                                                              Secretary of State
                                                        Division of Corporations
                                                       Filed 09:01 AM 10/02/2001
                                                             010490630 - 2382097

                                    Corrected
                       Certificate of Limited Partnership

            It is hereby certified that:

            1. The name of the limited partnership (hereinafter called the "limited partnership") is TransCore, L.P.

            2. The Certificate of Limited Partnership of the limited partnership, which was filed with the Secretary of State of Delaware on September 7, 2001, is hereby corrected.

            3. The name of the limited partnership was incorrectly set forth throughout the document. The Certificate of Limited Partnership is set forth in its corrected form as Exhibit A.

            IN WITNESS WHEREOF, this Certificate of Correction has been duly executed by a general partner thereunto duly authorized as of the 2d day of October, A.D., 2001.

                                    TRANSCORE, L.P.
                                    By: TLP Holdings, LLC
                                    General Partner

                                    By: /s/ Claudia F. Wiegand
                                        ----------------------------------------
                                        Claudia F. Wiegand
                                        Executive Vice President

                                                                       Exhibit A

                                STATE OF DELAWARE

                       CERTIFICATE OF LIMITED PARTNERSHIP

            The undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, does hereby certify as follows:

            1.    The name of the limited partnership is TransCore, LP.

            2. The name and address of the Registered Agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

            3. The name and mailing address of each general partner is as follows:

                                TLP Holdings, LLC
                                8158 Adams Drive
                          Liberty Centre, Building 200
                              Hummelstown, PA 17036

            4. The Certificate of Limited Partnership shall be effective as of 9/10/01.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of TransCore, LP as of the 31 day of August, 2001.

                                    TRANSCORE, LP
                                    By: TLP Holdings, LLC, its General Partner

                                        By: /s/ Claudia F. Wiegand
                                            ------------------------------------
                                        Name: Claudia F. Wiegand
                                        Title: Executive Vice President